UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

David O. Nicholas

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2003

Date of reporting period: 12/31/2003

Item 1. Report to Stockholders

February 2004

Report to Fellow Shareholders:

The year 2003 marked the second complete calendar year for the Nicholas Liberty Fund and we are proud to report that we have again outperformed our benchmark index, the S&P 500. This year the outperformance was by a fairly convincing margin.

As shown in the table below, the Nicholas Liberty Fund return of 39.56% was over 1,000 basis points ahead of the S&P 500. Many holdings contributed to this return with very few detracting from performance.

Returns for Nicholas Liberty Fund and selected indices are provided in the chart below for the period ended December 31, 2003.

Total Return *
	6 Month	1 Year
Nicholas Liberty Fund	21.79%	39.56%
Standard & Poor's 500 Index	15.15%	28.68%
Vanguard 500 Index Fund	15.04%	28.50%
Ending value of $10,000 invested in Nicholas Liberty Fund (distributions reinvested)	$12,179	$13,956

The most significant contributors to performance were from long standing core holdings: DaVita, Inc., Renal Care Group, Inc., Liberty Media Corporation, Correctional Properties Trust and InterActive Corp (formerly known as USA Interactive). In addition, performance was enhanced this year with a few well timed additions such as Accredo Health, Inc., MGIC Investment Corporation, and Pier 1 Imports, Inc. Overall, performance was well balanced with positive contribution from all seven sectors where we had investments.

On the negative side, only two holdings had any material adverse effect on performance. King Pharmaceuticals, Inc. and SureBeam Corporation both ended up with losses and have been eliminated from the portfolio.

Overall, we are very pleased to have done so well in such a strong year when much of the index performance was driven by low quality, profitless companies. Furthermore, carrying an average cash position throughout the year of approximately 15% and underweighting this year's best performing sector, technology, by almost 40% made this even more of an accomplishment.

A key philosophical strategy for the Nicholas Liberty Fund was one of the main drivers behind this year's performance. With fewer holdings and more significant positions in companies with solid outlooks and fundamentals, the Fund has the opportunity to outperform in any environment. In essence, the Fund is trying to trade off market specific risk for company specific risk. Market specific risk should be viewed as the general risk of investing in the markets – do the markets go up or do they go down. We have very little ability to predict market movements and absolutely no control over them. The more diversified a portfolio is across many companies and sectors the more like the market it becomes and therefore the more likely it is to directly track the market performance. As portfolios become more concentrated into individual securities, the less like the market they become and the performance is much more determined by how well the individual company's fundamentals perform. Company fundamentals are something we can analyze. This is our core competency and what we spend each and every day doing. Therefore, by concentrating our Fund in fewer well-analyzed holdings, we are reducing risks we have no control over and taking on risks that we are spending each and every day analyzing.

We know we will not always be right, and at times when we are wrong, we will face some adverse volatility not experienced by the general market. Over the long haul, however, we think the Fund will be better off. This is another reason why we and hopefully all of our shareholders will not get too excited or concerned with short-term performance. We should focus instead on the consistent philosophy and application of this philosophy to create an above average long-term track record.

In each one of our letters we try to address at least one topic on how the Nicholas Liberty Fund is managed and how it is different from most of the other fund offerings in the industry. Hopefully, with these letters and by watching how the Fund operates and performs over time, all of our shareholders will have a greater understanding of their investment in the Nicholas Liberty Fund. It is only fitting that we want our shareholders to have as great of an understanding with their investment as we want to have with our holdings in the Fund.

Outlook

Even though we cannot predict the market and do not spend any time attempting to do so, we do like to give a general view of how we see the world and where we are positioned. First, do not expect a repeat of 2003. We do know that 30% plus returns are not very typical and occur infrequently. The market and our Fund cannot sustain these types of returns for any extended period. We look for investments that over the long term can return 10-15%. If we can accomplish this we will be very satisfied.

With the above average returns recorded by most stocks in 2003 we are having an increasingly difficult time finding attractive investments. As a result, our cash position has returned to the mid-teens level. We also remain overweighted in the typically defensive healthcare sector and underweighted in technology due to the extreme valuations found there. Thus, we feel we are generally more defensively positioned than most funds and hope to protect the gains recorded in 2003, yet participate if market strength continues.

As always, we appreciate the trust you have placed in us. With patience, and a focus on the long term, we believe we will all be aptly rewarded.

Sincerely,

Mark J. Giese
Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights

(For a share outstanding throughout each period)

	Year ended December 31,
	2003	2002	2001(1)

NET ASSET VALUE, BEGINNING OF PERIOD	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(.10)	(.06)	.00(2)
Net gain (loss) on securities (realized and unrealized)	3.19	(2.12)	(.01)
Total from investment operations
	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS
From net investment income	--	--	--
From net realized gain	--	--	--
Total distributions
	--	--	--
NET ASSET VALUE, END OF PERIOD	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	39.56%	(21.82)%	(.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$5.9	$3.2	$3.7
Ratio of expenses to average net assets(3)	2.11%	1.68%	1.70%
Ratio of net investment loss to average net assets(3)	(1.24)%	(.75)%	(.71)%
Portfolio turnover rate	89.33%	137.92%	25.08%

(1) The Fund commenced operations on November 30, 2001.

(2) The amount rounds to $(0.00). The actual amount is $(0.004).

(3) Net of reimbursements by Adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 2.83%, 2.38% and 4.33% for the years ended December 31, 2003 and 2002 and the period from November 30, 2001 to December 31, 2001, respectively. Also, the respective ratio of net investment loss to average net assets would have been (1.96)%, (1.45)% and (3.34)%.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Holdings

December 31, 2003 (unaudited)

Percentage
Name	of Net Assets
Davita, Inc.	10.08%
Liberty Media Corporation – Class A	5.75%
Renal Care Group, Inc.	5.65%
Shire Pharmaceuticals Group PLC	4.33%
SPDR Trust Series 1	3.77%
Correctional Properties Trust	3.76%
TESSCO Technologies Incorporated	3.21%
Hughes Electronics Corporation	3.21%
Clear Channel Communications, Inc.	3.09%
Travelers Property Casualty Corp. – Class A	2.90%
Total of top ten	45.75%

Schedule of Investments

December 31, 2003

Shares or Principal Amount		Value

COMMON STOCKS – 86.23%
	Consumer Discretionary–Hotels, Restaurants & Leisure – 0.86%
2,192	Orbitz, Inc. *	$ 50,855

	Consumer Discretionary–Media – 18.78%
3,900	Clear Channel Communications, Inc.	182,637
4,300	EchoStar Communications Corporation *	146,200
11,442	Hughes Electronics Corporation *	189,365
3,900	Lamar Advertising Company *	145,548
28,533	Liberty Media Corporation – Class A *	339,257
1,279	News Corporation Limited (The) – ADR *	38,690
7,900	UnitedGlobalCom, Inc. *	66,992
		1,108,689

	Consumer Discretionary–Retail – 5.58%
4,800	InterActiveCorp *	162,864
4,800	Pier 1 Imports, Inc.	104,928
3.700	ValueVision Media, Inc. *	61,790
		329,582
	Energy – 0.83%
7,000	Contango Oil & Gas Company *	48,930

	Financials–Diversified – 0.84%
1,800	National Financial Partners Corporation	49,590

	Financials–Insurance – 9.33%
2,100	AXIS Capital Holdings Limited	61,488
3,100	AmerUs Group Co.	108,407
1,200	Brown & Brown, Inc.	39,132
3,300	Nationwide Financial Services, Inc.	109,098
10,200	Travelers Property Casualty Corp. – Class A	171,156
1,800	Willis Group Holdings Limited	61,326
		550,607
	Financials–Real Estate – 3.76%
7,700	Correctional Properties Trust	221,760

	Health Care–Pharmaceuticals & Biotechnology – 6.36%
1,300	Biovail Corporation *	27,937
2,600	Pfizer Inc.	91,858
8,800	Shire Pharmaceuticals Group PLC *	255,640
		375,435

	Health Care–Services – 21.57%
1,100	Accredo Health, Incorporated *	34,771
800	AmerisourceBergen Corporation	44,920
2,400	Cardinal Health, Inc.	146,784
15,267	DaVita, Inc. *	595,413
8,100	Renal Care Group, Inc. *	333,720
2,200	Universal Health Services, Inc. – Class B	118,184
		1,273,792

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2003

Shares or Principal Amount		Value

COMMON STOCKS – 86.23% (continued)
	Industrials–Capital Goods – 0.05%
12,095	SureBeam Corporation *	$ 2,903

	Industrials–Commercial Services & Supplies – 4.80%
5,000	ARAMARK Corporation	137,100
3,000	Hewitt Associates, Inc. *	89,700
1,200	Manpower Inc.	56,496
		283,296

	Information Technology–Software & Services – 8.10%
8,000	Asia Satellite Telecommunications Holdings Limited	151,200
13,400	TESSCO Technologies Incorporated *	189,744
6,300	Titan Corporation (The) *	137,403
		478,347

	Telecommunication Services – 1.60%
2,700	Verizon Communications Inc.	94,716

	Exchange Traded Funds – 3.77%
2,000	SPDR Trust Series 1	222,560

	TOTAL COMMON STOCKS (cost $3,980,964)	5,091,062

SHORT-TERM INVESTMENTS –15.00%
	Commercial Paper – 11.85%
$125,000	General Electric Capital Corporation 01/06/04, 1.09%	124,985
200,000	Sears Roebuck Acceptance Corporation 01/09/04, 1.15%	199,955
175,000	John Deere Capital Corporation 01/13/04, 1.20%	174,936
100,000	American General Finance, Inc. 01/16/04, 1.07%	99,958
100,000	American General Finance, Inc. 01/22/04, 1.04%	99,942
		699,776

	Variable Rate Demand Note – 3.15%
186,062	U.S. Bank N.A. 01/02/04, 0.87%	186,062

	TOTAL SHORT-TERM INVESTMENTS (cost $885,838)	885,838

	TOTAL INVESTMENTS (cost $4,866,802) – 101.23%	5,976,900

	LIABILITIES, NET OF OTHER ASSETS – (1.23)%	(72,808)

	TOTAL NET ASSETS (Basis of percentages disclosed above) – 100%	$5,904,092

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2003

ASSETS
Investments in securities at value (cost $4,866,802)
$5,976,900
Receivables -

Dividends and interest
5,802
Total assets
5,982,702
LIABILITIES
Payables -

Investment securities purchased
11,537
Management fee
51,460
Other payables and accrued expenses
15,613
Total liabilities
78,610
Total net assets
$5,904,092

NET ASSETS CONSIST OF:
Paid in capital	$5,139,780
Net unrealized appreciation on investments	1,110,098
Accumulated net realized loss on investments	(345,786)
Total net assets
$5,904,092

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized) offering price and redemption price
($5,904,092 / 541,724 shares outstanding)	$10.90

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the year ended December 31, 2003

INCOME
Dividend	$ 29,548
Interest	8,013
Total income
37,561

EXPENSES
Management fee	82,420
Audit and tax fees	14,535
Legal fees	11,646
Accounting system and pricing service fees	6,880
Directors' fees	2,400
Other operating expenses	4,097
Total expenses before reimbursement
121,978
Reimbursement of expenses by adviser (Note 2)
(30,960)
Total expenses after reimbursement
91,018
Net investment loss
(53,457)

NET REALIZED GAIN ON INVESTMENTS	351,183

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	1,224,824

Net realized and unrealized gain on investments
1,576,007

Net increase in net assets resulting from operations
$1,522,550

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (53,457)	$ (23,870)
Net realized gain (loss) on investments	351,183	(581,215)
Change in net unrealized appreciation on investments	1,224,824	(226,726)
Net increase (decrease) in net assets resulting from operations
	1,522,550	(831,811)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (145,501 and 168,094 shares, respectively)	1,295,702	1,353,914
Cost of shares redeemed (13,579 and 130,412 shares, respectively)	(113,804)	(1,039,140)
Net increase in net assets derived from capital share transactions
	1,181,898	314,774

Total increase (decrease) in net assets
	2,704,448	(517,037)

NET ASSETS

Beginning of period
	3,199,644	3,716,681
End of period
	$5,904,092	$ 3,199,644

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

December 31, 2003

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Debt securities, excluding short-term investments, are valued at current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Restricted securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of December 31, 2003, the Fund has a capital loss carryforward of approximately $344,000 which expires in 2010. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

For the year ended December 31, 2003, the Fund had a tax deferral of wash loss sales of approximately $2,000.

Distributions of net investment income are generally declared and paid annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. Accordingly, at December 31, 2003, reclassifications were recorded to increase accumulated undistributed net investment income by $53,457 and decrease paid in capital by $53,457.

For the year ended December 31, 2003, there were no dividends paid from ordinary income; therefore, corporate shareholders are not able to take the dividends received deduction.

As of December 31, 2003, investment cost for federal tax purposes was $4,868,834 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,171,576
Unrealized depreciation	(63,510)
Net unrealized appreciation	1,108,066
Undistributed ordinary income	--
Accumulated realized capital loss	(343,754)
Paid in capital	5,139,780
Net assets	$5,904,092

The differences, if any, between book-basis and tax-basis unrealized appreciation, undistributed ordinary income and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales.

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)

December 31, 2003

(2) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on a base annualized fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund's average annual total return and the average annual total return of the Fund's benchmark, the Standard & Poor's 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the base management fee will be adjusted up or down by 25% of the difference between the Fund's average annual total return and the average annual total return of the Fund's benchmark, the Standard & Poor's 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $30,960 of management fees during the year ended December 31, 2003. Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel. No amounts were paid by the Fund for clerical and administrative services during the year ended December 31, 2003.

(3) Investment Transactions --

For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $3,974,889 and $3,273,205, respectively.

Historical Record (unaudited)

		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$--	$--	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Independent Auditors' Report

To the Shareholders and Board of Directors of Nicholas Family of Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas Liberty Fund (the portfolio constituting the Nicholas Family of Funds, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 16, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
January 30, 2004

Directors and Officers of the Fund (unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of December 31, 2003. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Name, Age and Address	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 42 (1)	President and Director	(2), 2 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively.	1	None
DISINTERESTED DIRECTORS
Timothy P. Reiland, 47	Director	(2), 2 years	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc. October 2001 to Present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson, 52	Director	(2), 2 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None
OFFICERS
Jeffrey T. May, 47	Senior Vice President, Secretary and Treasurer	Annual, 2 years	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A
Mark J. Giese, 33	Senior Vice President and Portfolio Manager	Annual, 2 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund.	N/A	N/A

(1) Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund's Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-227-5987 (toll-free) or 414-272-6133.

Nicholas Liberty Fund Privacy Policy

Nicholas Liberty Fund respects each shareholders' right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

With a party representing you, with your consent, such as your broker or lawyer.

When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

NICHOLAS LIBERTY FUND

Annual Report

December 31, 2003

Directors and Officers
DAVID O. NICHOLAS
President and Director

TIMOTHY P. REILAND
Director

JAY H. ROBERTSON
Director

JEFFREY T. MAY
Senior Vice President, Secretary and Treasurer

MARK J. GIESE
Senior Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
700 North Water Street
Milwaukee, Wisconsin
www.nicholasfunds.com
414-272-6133 or 800-227-5987

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Cincinnati, Ohio

Auditors
 DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
 MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,000 in 2003 and $6,285 in 2002.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,000 in 2003 and $1,000 in 2002. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Applicable only for annual reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds on or after July 1, 2003.

Item 8. [Reserved.]

Item 9. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/26/2004

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/26/2004